UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 19, 2008
(Date of Earliest Event Reported)

GAMMACAN INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32835	33-0956433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39 Jerusalem St.
Kiryat Ono 55423 Israel
(Address of principal executive offices)

(972) (3) 738-2616 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      Effective August 19, 2008, Yair Aloni resigned as a director of the registrant. Mr. Aloni has no disagreement with the registrant’s management or on any matter relating to its operations, polices or practices. The registrant’s board of directors has resolved to extend until August 18, 2010 the term during which Mr. Aloni may exercise options granted to him that vested as of the date of his resignation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: August 22, 2008

By:	/s/ Patrick Schnegelsberg
Name:	Patrick N.J. Schnegelsberg
Title:	Chief Executive Officer